EXHIBIT 10.2

                              AMENDED AND RESTATED
                           FIVE-YEAR CREDIT AGREEMENT



                                                   Dated as of December 13, 1996


               THIS AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT (this "Amendment and Restatement") among HERSHEY FOODS CORPORATION, a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), CITIBANK, N.A. ("Citibank"), as administrative agent (the "Agent") for the Lenders, and BA SECURITIES, INC. and CITICORP SECURITIES, INC., as co-syndication agents (the "Co-Syndication Agents"), evidences the agreement of the parties as follows:

         PRELIMINARY STATEMENTS:

               (1) The Company, the Lenders, the Agent and the Co-Syndication Agents have entered into a Five-Year Credit Agreement dated as of December 15, 1995 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Restatement have the same meanings as specified in the Credit Agreement.

               (2) The Company and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below.

               (3) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Company and the Company and the Lenders have agreed to amend and restate the Credit Agreement as hereinafter set forth.

               SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

              (a) The definitions of the terms "Applicable Margin", "Applicable Percentage", "Public Debt Rating" and "Termination Date" appearing in
         Section 1.01 are amended in full to read as follows:

                  "'Applicable Margin' means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:












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============================================================================
         Public Debt Rating                        Applicable
             S&P/Moody's                             Margin
============================================================================
============================================================================
Level  1                                              .12%
Long-Term Senior
Unsecured Debt
Rated at Least
A- by S&P
or
A3 by Moody's
----------------------------------------------------------------------------
Level  2                                              .20%
Long-Term Senior
Unsecured Debt
Rated at Least
BBB- by S&P
and
Baa3 by Moody's
----------------------------------------------------------------------------
Level  3                                              .30%
Long-Term Senior
Unsecured Debt
Rated Lower than
Level  2
============================================================================


                  'Applicable Percentage' means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

============================================================================
         Public Debt Rating                        Applicable
             S&P/Moody's                           Percentage
============================================================================
----------------------------------------------------------------------------
Level  1                                              .055%
Long-Term Senior
Unsecured Debt
Rated at Least
A- by S&P
or
A3 by Moody's
----------------------------------------------------------------------------




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----------------------------------------------------------------------------
Level 2                                               .10%
Long-Term Senior
Unsecured Debt
Rated at Least
BBB- by S&P
and
Baa3 by Moody's

----------------------------------------------------------------------------
Level 3                                               .20%
Long-Term Senior
Unsecured Debt
Rated Lower than
Level 2
============================================================================


                           'Public  Debt  Rating'  means,  as of any  date,  the
                  lowest rating that has been most recently and officially announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Company. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating, the Applicable Margin and the Applicable Percentage shall be determined by reference to the available rating; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating, the Applicable Margin and the Applicable Percentage will be set in accordance with Level 3 under the definition of "Applicable Margin" or "Applicable Percentage", as the case may be; (c) with respect to Level 1, the specified Public Debt Rating must be met with respect to either S&P or Moody's, and with respect to Level 2, the specified Public Debt rating must be met with respect to both S&P and Moody's;
                  (d) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change (regardless of the effective date thereof); and (e) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

                                'Termination Date' means the earlier of December
                           15, 2001 and the date of termination in whole of the Commitments pursuant to Section 2.05(a), 2.05(b) or 6.01.








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                       (b) Section 4.01 (e) is amended by deleting the reference
                  to "December 31, 1994" in each place in which it appears and substituting "December 31, 1995" therefor, and deleting the reference to "October 1, 1995" in each place in which it appears and substituting "September 29, 1996" therefor.

               SECTION 2. Conditions of Effectiveness. This Amendment and Restatement shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment and Restatement executed by the Company and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and Restatement and when the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified):

                       (a) Certified  copies of (i) the resolutions of the Board
                  of Directors of the Company approving this Amendment and Restatement and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement.

                       (b) A  certificate  of  the  Secretary  or  an  Assistant
                  Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder.

                       (c) A favorable opinion of Robert M. Reese, Vice President and General Counsel of the Company, in substantially the form of Exhibit A hereto and as to such other matters as any Lender through the Agent may reasonably request.

                       (d) A favorable  opinion of Shearman & Sterling,  counsel
                  for the Agent, in form and substance satisfactory to the Agent.

                       (e) A certificate signed by a duly authorized officer of
                  the Company stating that:

                           (i) The representations  and warranties  contained in
                  Section 4.01 of the Credit Agreement (except the representations set forth in the last sentence of subsection
                  (e) thereof and in subsection  (f) thereof  (other than clause
                  (i)(B) thereof) and in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date; and

                           (ii) No event has occurred and is continuing that
                  constitutes a Default.

         SECTION 3. Representations and Warranties of the Company. The Company represents and warrants as follows:

                       (a) The execution, delivery and performance by the Company of this Amendment and Restatement are within the Company's corporate powers, have been duly authorized by all necessary  corporate  action  and do not  contravene  (i)  the
                  Company's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Company, except where such contravention would not be reasonably likely to have a Material Adverse Effect.

                       (b) No  authorization or approval or other action by, and
                  no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment and Restatement, except where the Company's failure to receive, take or make such authorization, approval, action, notice or filing would not have a Material Adverse Effect.

                       (c) This Amendment and Restatement has been duly executed
                  and delivered by the Company. This Amendment and Restatement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

               SECTION 4. Reference to and Effect on the Credit Agreement. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and restated by this Amendment and Restatement.

               (b) The Credit Agreement, as specifically amended and restated by this Amendment and Restatement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

               SECTION 5. Costs, Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section

9.04 of the Credit Agreement.

               SECTION 6. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

               SECTION 7. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                             HERSHEY FOODS CORPORATION


                                             By _____________________________
                                             Title:


                                             CITIBANK, N.A.,
                                              as Administrative Agent


                                             By ____________________________
                                             Title:

                                             BA SECURITIES, INC.,
                                              as Co-Syndication Agent


                                             By ____________________________
                                             Title:


                                             CITICORP SECURITIES, INC.,
                                              as Co-Syndication Agent


                                             By ____________________________
                                             Title:


                                             BANK OF AMERICA NATIONAL
                                              TRUST & SAVINGS ASSOCIATION


                                             By _____________________________
                                             Title:


                                             CIBC INC.


                                             By _____________________________
                                             Title:


                                             CITIBANK, N.A.


                                             By _____________________________
                                             Title:

                                             CREDIT SUISSE

                                             By ______________________________
                                             Title:

                                             By ______________________________
                                             Title:


                                             DEUTSCHE BANK AG NEW YORK
                                             BRANCH AND/OR CAYMAN ISLANDS
                                             BRANCH


                                             By ______________________________
                                             Title:

                                             By ______________________________
                                             Title:


                                             ISTITUTO BANCARIO SAN PAOLO DI
                                             TORINO SPA

                                             By ______________________________
                                             Title:

                                             By ______________________________
                                             Title:


                                             NATIONSBANK, N.A.

                                             By ______________________________
                                             Title:

                                             PNC BANK,
                                             NATIONAL ASSOCIATION


                                             By _____________________________
                                             Title:


                                             THE FIRST NATIONAL BANK
                                             OF CHICAGO


                                             By _____________________________
                                             Title:


                                             THE FUJI BANK, LIMITED,
                                             NEW YORK BRANCH


                                             By _____________________________
                                             Title:

                               EXHIBIT A - FORM OF
                           OPINION OF ROBERT M. REESE,
                       VICE PRESIDENT AND GENERAL COUNSEL
                                 OF THE COMPANY



                                                                        [ ],1996


To each of the Lenders party
  to the Amended and Restated
  Credit Agreement referred
   to below and to Citibank, N.A., as
  Agent for such Lenders


                            Hershey Foods Corporation


Ladies and Gentlemen:

               This opinion is furnished to you pursuant to Section 2(c) of the Amended and Restated Five-Year Credit Agreement, dated as of [ ], 1996 (the "Amended and Restated Credit Agreement"), among Hershey Foods Corporation (the "Company"), the Lenders party thereto, Citibank, N.A., as administrative agent (the "Agent") for said Lenders, and BA Securities, Inc. and Citicorp Securities, Inc., as co-syndication agents (the "Co-Syndication Agents"), which amends and restates in its entirety the Five-Year Credit Agreement, dated as of December 15, 1995 among the Company, the Lenders party thereto, the Agent and the Co-Syndication Agents. Terms defined in the Amended and Restated Credit Agreement are used herein as therein defined.

               I am the Vice President and General Counsel of the Company, and I have acted as counsel for the Company in connection with the preparation, execution and delivery of the Amended and Restated Credit Agreement.

                In that connection, I have examined:

                (1) the Amended and Restated Credit Agreement;

                (2) the documents furnished by the Company pursuant to Section 2 of the Amended and Restated Credit Agreement;

                (3) the Amended and Restated Certificate of Incorporation of the Company and all amendments thereto (the "Charter"); and

                (4) The by-laws of the Company and all amendments thereto (the "By-laws").

               I have also examined the originals, or copies certified to my satisfaction, of such other corporate records of the Company, certificates of public officials and of officers of the Company, and agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. In making such examinations, I have assumed the genuineness of all signatures (other than those on behalf of the Company), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photographic copies. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Company or its officers or of public officials and as to questions of fact and law, on opinions or statements by other lawyers reporting to me. I have assumed the due execution and delivery, pursuant to due authorization, of the Amended and Restated Credit Agreement by the Lenders, the Agent and the Co-Syndication Agents.

               My opinions expressed below are limited to the law of the Commonwealth of Pennsylvania, and, where applicable, the General Corporation Law of the State of Delaware and the Federal law of the United States.

               Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

                  1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  2. The execution, delivery and performance by the Company of the Amended and Restated Credit Agreement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the Bylaws or (ii) any law, rule or regulation applicable to the Company (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (iii) any contractual or legal restriction binding on or affecting the Company or, to the best of my knowledge, contained in any other similar document, except where such contravention would not be reasonably likely to have a Material Adverse Effect. The Amended and Restated Credit Agreement has been duly executed and delivered on behalf of the Company.

                  3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of the Amended and Restated Credit Agreement.

                  4. There (i) are no pending  or, to the best of my  knowledge, threatened actions, investigations, litigations or proceedings against the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that (a) would be reasonably likely to have a Material Adverse Effect [(other than the Disclosed Litigation)] or (b) purport to affect the legality, validity, binding effect or enforceability of the Amended and Restated Credit Agreement.

                  This opinion letter may be relied upon by you only in connection with the transaction being consummated pursuant to the Amended and Restated Credit Agreement and may not be used or relied upon by any other person for any other purpose.









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